SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 30,2002
                             -----------------------


                         GENESIS TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)



              Florida                    333-86347              91-0927532
      -----------------------------------------------------------------------
     (State or other jurisdiction      (Commission File       (IRS Employer
     or incorporation)                     Number)           Identification No.)



                        301 Clematis Street, Suite 3124,
                         West Palm Beach, Florida 33401
                         (Address of principal executive
                          offices, including zip code)


       Registrant's telephone number, including area code (561) 835-6600
                                                      --------------------



          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On June 30, 2002, Genesis Technology Group, Inc. ("Genesis") entered into and completed an Agreement and Plan of Merger and Reorganization between theNETdigest.com, Inc. ("NET") and the shareholders of Shanghai G-Choice Science & Technology Company Ltd. ("G-Choice") to sell Genesis' 80% ownership interest in G-Choice to NETin exchange for 1,023,475 shares of theNETditgest.com, Inc. Common stock. Genesis originally acquired its ownership interest in G-Choice in August 2001.

Shanghai G-Choice Science Development Company, Limited was founded in August 1999. Its business services include computer product sales, network services, software development, and systems integration. The company has extensive experience in computer system engineering, and software research and development, including its popular Point of Sale software, currently sold via a network of over 4,000 distributors throughout China. The company is located in Shanghai, China, has approximately 81 employees and has recently expanded its sales network to include other areas of China.

As a part of this transaction, G-Choice executive management, which is unaffiliated with Genesis received a total of 8,155,474 shares of NET stock and will receive from Genesis an additional 210,526 shares in exchange for 400,000 shares of Genesis stock.

Additionally, on March 26, 2002, Genesis entered into an agreement to provide operational and managerial assistance to the theNETdigest.com for a total of 1,052,631 shares of the theNETdigest.com, Inc common stock (post a 1 for 19 reverse split, effective May 31, 2002). Prior to completing this transaction, theNETdigest.com, Inc., whose stock trades on the Pink Sheets, had limited business operations and activities

The company will evaluate the potential distribution of all or part of its capital stock interest in theNETdigest.com, Inc in contemplation of a registered distribution of these shares. Any distribtion will be undertaken at some time in the future once the company has consulted with its professional advisors.

         The description of the above Agreement is in summary form and subject to the terms and conditions of the definitive agreement. The definitive Stock Purchase Agreement is included in this Form 8-K. The complete text of the agreement is found in the Exhibits to this Form 8-K.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

             (a)      Exhibits:

                      2.1 Agreement and Plan of Merger And Reorganization by and among TheNETdigest.Com, Inc. as Acquiror, Shanghai G-Choice Science & Technology Company Ltd as Acquiree and the Shareholders of Shanghai
G-Choice Science & Technology Company Ltd



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENESIS TECHNOLOGY GROUP, INC.

                                              By:  /s/ Kenneth Shenkman
                                              ---------------------------
                                              Kenneth Shenkman, Vice President


Dated: July 15, 2002